                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 15, 2004, appearing in Credit Acceptance Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP


Detroit, Michigan
November 24, 2004